SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549





                                    FORM 8-K
                                 Current Report


                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934


                        Date of Report: November 20, 1996




                            SIGNET HELOC TRUST 1995-A
             (Exact name of registrant as specified in its charter)







           Virginia                    33-97660               54-1088621
(State or other jurisdiction of      (Commission            (IRS Employer
        incorporation)               File Number)         Identification No.)



7 North Eighth Street, Richmond, Virginia                       23219
   (Address of principal executive offices)                   (Zip Code)



              (Registrant's telephone number, including area code):
                                 (804) 771-7814


                     The exhibit index is located on page 4.

Item 5              Other Events.

                    The October, 1996 Statement to Investor Certificateholders was distributed November 20, 1996.

Item 7 (c)          Exhibits.

                    The  following  are filed as exhibits  to this Report  under
                    Exhibit 20:

                    Statement to Investor Certificateholders for the period from October 1, 1996 to October 31, 1996.


                                    Signature

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                   SIGNET HELOC TRUST 1995-A

                                   By:    SIGNET BANK




                                   By:     /s/ Suzanne Bachman
                                           ------------------------------
                                           Suzanne Bachman
                                           Senior Vice President




Date:  November 20, 1996

                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549













                                    EXHIBITS

                                       TO

                                    FORM 8-K









                            SIGNET HELOC TRUST 1995-A
             (Exact name of registrant as specified in its charter)

                                INDEX TO EXHIBITS





                                                                   Sequentially
Exhibit                                                            Numbered
Number            Exhibits                                         Page
------            --------                                         ------------


     1            Statement to Investor Certificateholders           05
                  for the period October 1, 1996 to October
                  31, 1996.